                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-1735

                               FPA NEW INCOME, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  SEPTEMBER 30

Date of reporting period:  SEPTEMBER 30, 2003



Item 1.           Report to Stockholders.

FPA NEW INCOME, INC.

ANNUAL REPORT


[FP LOGO]

DISTRIBUTORS

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

SEPTEMBER 30, 2003

38868

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

   This Annual Report covers the fiscal year ended September 30, 2003. Your Fund's net asset value (NAV) per share closed at $11.27. During the fiscal year, your Fund distributed four income dividends totaling $0.56. There were no capital gains distributions.

   The following table shows the average annual total return for several different periods ended September 30 for the Fund and comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                         AVERAGE ANNUAL TOTAL RETURN
                                       PERIODS ENDED SEPTEMBER 30, 2003
                                 --------------------------------------------
                                  1 YEAR      5 YEARS    10 YEARS    15 YEARS
                                 --------    --------    --------    --------
FPA New Income, Inc.
  (NAV)                           8.02%*      7.11%*      7.08%*      8.71%
FPA New Income, Inc.
  (Net of Sales Charge)           4.24%++     6.35%++     6.70%++     8.45%
Lipper "A" Rated Bond
  Fund Average                    6.23%       5.41%       6.08%        N/A
Lehman Brothers Government/
  Credit Bond Index               6.51%       6.69%       6.95%       8.51%

   The Fund's total rate of return for the fiscal year, which reflects the change in NAV combined with the reinvestment of dividends and distributions paid, was 8.02%* versus 6.23% and 6.51% for the Lipper "A" Rated Bond Fund Average and Lehman Brothers Government/Credit Bond Index, respectively. For the second half of the fiscal year, the total returns were: FPA New Income, Inc., 4,90%*; Lipper Average, 2.83%; and the Lehman Brothers Index, 3.00%. Finally, on a calendar year-to-date basis, the total returns were: FPA New Income, Inc., 6.06%*; the Lipper Average 4.45%; and the Lehman Brothers Index, 4.70%.

COMMENT ON TRANSGRESSIONS IN THE MUTUAL FUND INDUSTRY

   Before discussing your Fund's performance, I believe a few comments are in order regarding the recent articles disclosing transgressions in the mutual-fund industry. It is with a degree of sadness but also contempt that we are witnessing a broad cross section of mutual-fund companies violating their investors' trust. It amazes us that so many will sell their good name for so little. The 1990's "go-go" attitude of business excess and questionable ethics appears to have spread to various areas of the investment-management industry. During this period, we at First Pacific Advisors, Inc. have always placed the interest of our clients and shareholders first. At times we have felt that we were totally out of step with the rest of the industry. For over thirty years, we have taken corporate governance as a critically important element in the management of our business. I have found it interesting to watch how the investment industry's nomenclature has changed over the years. I have witnessed the growing tendency by which investment-management firms and financial conglomerates refer to their business as a process of "gathering assets" and that their investors are to be viewed as "customers." These are the terms that marketing professionals use and not those of investment stewards. At FPA, we refer to our investors as either clients or shareholders and not as customers. In our opinion, our terms denote a higher level of meaning and importance. In essence, we view our clients and shareholders as partners. In a solid partnership, one does not seek to disadvantage one's partners. I believe this trend toward a marketing focus can create a culture that is prone to excess. Despite this trend, our firm remains focused on investing and not marketing. In fact, we have no in-house marketing professionals for either institutional separate accounts or mutual funds. We have only client-service professionals. It is with a sense of pride that I can mention that our firm has been included in two recent articles that speak of firms that consider their investors' needs first. In the October issue of MONEY magazine, Jason Zweig's article, "The Great Fund Rip-Off," refers to FPA positively, while The Street.com's October 13 article, "Three Good Things Fund Managers Do," highlights several firms positively and, again, FPA is included. Richard Atwood and I, the Principals of FPA, as well as the rest of our associates, can assure you, our partners, that the protection and growth of your assets

---------------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the current maximum sales charge of 3.50% of the offering price
is paramount in our thinking. Your success is our success. We thank you for the trust that you have placed in us, and we promise to continue to earn it every day. That is a promise we at FPA make to you, our partners. A fuller discussion of this topic appears on our website at www.fpafunds.com.

COMMENTARY

   We are pleased to report that your Fund has again resumed its winning ways by outperforming both the Lipper Average and the Lehman Brothers Index for the six-month, year-to-date and fiscal year ended September. This reverses the underperformance of the first half of this fiscal year against both of these measures. A review of the above performance table also shows that your Fund's performance compares very favorably over the past fifteen years.

   This turnaround is a function of your Fund's long-standing practice of avoiding losses during periods of rising interest rates. Between June 13 and September 2, the bond market experienced its worst performance ever when the ten-year Treasury bond yield rose nearly 50%. Never has a rise of this magnitude occurred in such a short period of time. As a result of this rise in yields, the Merrill Lynch All Corporate/Government Index generated a NEGATIVE 5.80% total return while that of ten-year Treasury bond was a NEGATIVE 10.71%. By comparison, your Fund achieved a POSITIVE 2.46% total return. Your Fund has avoided losses in each of the five major bond-market declines over the last twenty years. No other bond fund can make this statement. Our strategy of winning by not losing is being proven successful again.

   This positive outcome was a direct result of the defensive strategy that we have been writing about for the past year. As you may recall, we defended this strategy in a note placed on our website on June 16 entitled "Buyer's Strike." This just happened to be the day after the closing low in bond yields. In our opinion, there was no margin of safety in longer-term bonds and, therefore, we would not risk your capital. Your Fund had it shortest portfolio duration (a measure of portfolio volatility) ever by almost 50%. We saw virtually no value in high-quality bonds with maturities of greater than two years. During this interest-rate rise, all Treasury securities with maturities of two years or more generated negative total returns. Our strategy of combining short-maturity bond securities with record levels of liquidity, high-yield bonds and interest-only
(IO) securities proved to be a winning combination. High-yield bonds were beneficiaries of a stronger economy because their yield spreads versus Treasury bonds narrowed, which offset the negative effect of a rising interest-rate environment. Our IO securities initially hurt our performance but then really added to it positively as the rise in rates took hold. IO securities are bonds that generally rise in value when interest rates rise; thus, they are the antithesis of a typical high-quality bond.

   One investment deserves special mention and that is Conseco. In our September 2002 Shareholder Letter, we wrote how this was your Fund's worst investment failure. After it filed for bankruptcy, we chose to serve on the bankruptcy committee so as to protect the Fund's interest. This was the largest U.S. insurance company failure. Over a period of a year, long and arduous meetings occurred. Both Tom Atteberry and I went to many of these meetings on the East Coast. Tom deserves special mention because on several occasions he had to leave on short notice while getting very little sleep. Our reward for this is that the "new" Conseco emerged from bankruptcy in September, and this made it the largest insurance company to ever reemerge. In place of our Conseco debentures, we now own common stock. We are in the process of evaluating the timing of eventual disposal since this is a bond fund. Since its emergence, the common stock has a market value that is approximately 50% of the par value of our old bonds. This is substantially higher than the lows when these securities traded below 10% of par. We are very close to recovering our total investment in our original debenture securities. As a result of this successful turnaround, the "new" Conseco added to your Fund's performance for this measurement period in a material way.

   Despite the recent rise in yields, we continue to maintain our defensive portfolio posture. Your Fund's average portfolio duration was approximately 1.4 years at September 30, 2003. Portfolio quality remains very high, with 43.8% of net assets invested in Government/Agency securities, 3.9% in AAA- and AA-rated securities, and 31.9% in short-term liquidity. Convertible and high-yield securities, included in the less-than-AA category, total 20.5%.

   We anticipate maintaining our defensive portfolio strategy well into 2004. Recent economic reports lend support to the optimistic forecasts that we made earlier this year. As recently as June, the consensus economic expectation for third-quarter real GDP growth was barely 3%, and it is anticipated that this sluggish growth trend will continue into next year. In our "Buyer's Strike" note we argued that a stronger-than-consensus economic growth rate was a far more likely

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outcome and that growth above 4% was a reasonable expectation for next year. Now that the stock market has rallied over 2,000 points, many economists are revising their forecasts for next year's growth upward to 4%. For the third quarter, their growth expectations have risen from approximately 3% to nearly
6%, and in some cases 7%.

   The economy continues to build strength in much the same way we anticipated in our forecast. However, this expectation was brought slightly into question during September when one weak report for weekly unemployment claims raised questions about the durability of the recovery. Several periodicals and research reports that we read referred to the recovery as the "jobless recovery." Without job growth, the recovery would likely slow or stop. We could not disagree more since we believe we are on the verge of considerably stronger employment growth. We still expect that the highest level of economic stimulation since World War II will work its magic over the next year. Furthermore, the yield curve has never been steeper and this is helping corporations and consumers to refinance their higher-yielding debt. In light of substantially higher corporate profits, growth in capital spending, an improved employment outlook and rising consumer expenditures, we believe the Fed will not be able to maintain the present level of short-term interest rates. We think the pressures to raise the Fed Funds Rate will grow by the spring of next year. With higher short-term rates and the beginnings of a synchronized worldwide economic recovery in 2004, we believe the yield on the ten-year Treasury bond will likely rise above 5.25%.

   Along with stronger economic growth, inflation is likely to start to reemerge over the next twelve to eighteen months. For the past several years, the U.S. has been the beneficiary of a strong dollar that has helped to lower the costs of imported goods. This we believe is in the process of reversing since the dollar is showing more signs of weakness than at any time since 1998. The record level of our current account deficit may be starting to affect the dollar's value. Should foreigners begin reducing their appetite for U.S. debt securities, particularly Treasury and Agency securities, demand for U.S. currency will likely fall. This process could add to the rise in our domestic interest rates. We also believe that our measure of inflation, the Consumer Price Index, is understated. Healthcare expenditures represent approximately 15%-16% of U.S. GDP, but only have a weighting of 5.96% in the CPI. Healthcare inflation is currently running in the double digits. If this weighting were appropriate, this one change could add nearly 1% to the CPI's inflation rate. Furthermore, long-term inflation is more a function of future politics than economics, according to Sydney Homer and Richard Sylla, in their excellent book, "A History of Interest Rates." We face serious threats from the federal government should it not address the problem of healthcare entitlements that will begin to hit the economy before 2010. This issue reflects the modern government disease of expansion of social expenditures without proper funding and prioritization. A perfect example is the mess that California presently finds itself facing. These potential risks do not appear to be factored into the current level of interest rates and, therefore, we will retain our defensive portfolio posturing. With that final comment, I would like to share with you the thoughts of my associate Steven Geist.

STEVEN GEIST'S INVESTMENT COMMENTARY

   What a difference a year makes! In last year's annual report, we pointed out that at the end of September 2002 the yield-to-maturity (YTM) for the Lehman Brothers High Yield Index was 13.60%, 10.10% higher than the 3.50% YTM on a comparable seven-year maturity Treasury note. As of the end of September 2003, the Lehman Brothers YTM is 8.43% vs. the seven-year Treasury YTM of 3.47%, for a spread of only 4.96%. During the course of 2003, many of the leading economic indicators have turned positive, leading to the perception by many that any risk to economic growth has dissipated, resulting in the reduced spread.

   We are permitted to allocate up to 25% of the Fund to less than AA-rated securities; however, we generally reserve this allocation for high-yield and "broken" convertible bonds. As of September 2003, the Fund has allocated 20.5% of the assets to high-yield bonds. Why do we not use the full permitted allocation? At the present time when Treasury yields remain at very low levels, it seems clear that the only direction for Treasury yields to go is up (especially with an improving economy). As a result of the low Treasury yields, however, many investors have allocated more money to high-yield bonds in order to receive a higher stream of income. With the increased demand for these securities, the market has driven their prices up. Unfortunately, when bond prices rise, their yield falls. Thus, you arrive at the current situation where the spread between high-yield corporate bonds and Treasuries is low. For your Fund, we feel that in this environment of increased demand for high-yield securities and the likelihood of increasing Treasury

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yields, it is not the best time to be raising our exposure to the higher-risk realm of non-investment-grade securities. As a result, we have kept the duration of the portfolio to the lowest level (i.e., lowest interest-rate volatility) ever and have not used the full allocation permitted for high-yield securities.

   Despite this less than ideal environment, we did increase a few position sizes in bonds that we already own where we felt we were being adequately compensated for the risk. Two examples of this are Collins & Aikman and Metaldyne.

   Collins & Aikman is a leading designer and manufacturer of automotive interior components, including instrument panels, fully assembled cockpit modules, and convertible top systems. We purchased an additional $5.6 million in face value of the 10.75% senior bonds maturing in 2011. We paid an average price of $88.75 per bond, giving us a yield-to-maturity of 12.9%. In the first few days of October, during a temporary weakness in price, we added an additional $3+ million with a YTM in excess of 15%.

   We also added $2.8 million in face value to our holding of Metaldyne senior subordinated 11% bonds maturing in 2012. Metaldyne is a manufacturer of metal-formed and precision-engineered components used in the global light-vehicle market. At a price of $78 per bond, this security has a YTM of 15.6%.

   Due to the significant price appreciation that many high-yield corporate bonds have experienced this year, we are inclined to reduce our exposure in this area. We will, however, always be open to opportunities presented to us as exemplified by these two examples.

   I could not agree more with Steve's comments. During the next year, it would not surprise us to see our exposure to the high-yield area reduced by 25% to 50%. With those closing comments, we thank you for your continued investment and support.

Respectfully submitted,


/s/ Robert L. Rodriguez

Robert L. Rodriguez
President & Chief Investment Officer
October 27, 2003

                             HISTORICAL PERFORMANCE

   CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA NEW INCOME, INC. VS. LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX AND LIPPER CORPORATE DEBT A RATED FUND AVERAGE FROM OCTOBER 1, 1993 TO SEPTEMBER 30, 2003

[CHART]

                                  9/30/93  9/30/94  9/30/95  9/30/96  9/30/97  9/30/98  9/30/99  9/30/00  9/30/01  9/30/02  9/30/03
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
FPA New Income, Inc. (NAV)         10,000   10,160   11,393   12,191   13,354   14,054   14,598   15,555   17,668   18,344   19,816
FPA New Income, Inc.                9,650    9,804   10,995   11,764   12,887   13,562   14,087   15,011   17,049   17,702   19,122
Lehman Brothers Government/Credit  10,000    9,587   10,966   11,460   12,557   14,169   13,940   14,879   16,839   18,390   19,580
Lipper Corporate Debt A Rated
  Fund Average                     10,000    9,556   10,933   11,387   12,504   13,829   13,537   14,290   15,952   17,032   18,043

Past performance is not indicative of future performance. The Lehman Brothers Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Lehman Brothers Government/Credit Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. The Lipper Corporate Debt A Rated Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA New Income, Inc., with an ending value of $19,122 reflects deduction of the current maximum sales charge of 3.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $19,816. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES
                   For the Six Months Ended September 30, 2003
                                   (Unaudited)

                                                                      PRINCIPAL
                                                                       AMOUNT
                                                                    -------------
NET PURCHASES
Federal Home Loan Bank --1.75% 2009 (1)                             $  16,400,000
Federal Home Loan Bank --2% 2010 (1)                                $  16,175,000
Federal Home Loan Mortgage Corporation --4.05% 2005 (1)             $  16,720,000
Federal Home Loan Mortgage Corporation --4.75% 2009 (1)             $  15,000,000
Federal Home Loan Mortgage Corporation --5.75% 2009 (1)             $  30,908,000
Federal National Mortgage Association --6.4% 2009 (1)               $  14,700,000
U.S. Treasury Inflation-Indexed Notes --3.875% 2007                 $  19,832,200

NET SALES
Federal Home Loan Bank --3.5% 2009                                  $  14,500,000
Federal Home Loan Bank --6% 2026                                    $  15,400,000

(1)  Indicates new commitment to portfolio
(2)  Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2003

                                                                      PRINCIPAL
BONDS & DEBENTURES                                                     AMOUNT            VALUE
---------------------------------------------------------------     -------------   ---------------
U.S. GOVERNMENT & AGENCIES
MORTGAGE-BACKED AGENCIES -- 22.5%
Federal Home Loan Bank
  --1.75% 2009                                                      $  16,400,000   $    16,400,000
  --2% 2010                                                            16,175,000        16,154,781
  --3% 2007                                                             1,600,000         1,608,000
Federal Home Loan Mortgage Corporation
  --4.05% 2005                                                         16,720,000        17,002,150
  --4.75% 2009                                                         15,000,000        15,225,000
  --5.75% 2009                                                         30,908,000        31,705,426
  --5.5% 2009                                                           4,777,191         4,867,241
  --5.5% 2023                                                           5,100,000         5,221,125
  --6% 2008                                                               609,160           611,560
  --6% 2008                                                             3,172,195         3,235,353
  --6.5% 2028                                                             192,950           193,658
  --7% 2023                                                                81,622            84,005
  --8.5% 2016                                                             467,772           502,855
  --8.5% 2029                                                           1,243,025         1,253,031
  --8.5% 2030                                                           1,463,986         1,614,045
  --9% 2018                                                             4,715,545         5,426,560
  --10.15% 2006                                                               516               517
Federal Home Loan Mortgage Corporation (IO)
  --5.5% 2018                                                          10,986,528           971,099
  --5.5% 2022                                                          35,343,656         5,617,132
  --5.5% 2032                                                          34,892,274         6,869,416
  --6% 2018                                                             4,676,541           247,520
  --6% 2026                                                             1,244,522            68,449
  --6.5% 2007                                                             377,591             4,758
  --6.5% 2023                                                             329,741            18,321
  --6.5% 2031                                                          13,866,188         1,871,935
Federal National Mortgage Association
  --4% 2033                                                             6,492,574         6,492,574
  --6.4% 2009                                                          14,700,000        15,170,400
  --7.4% 2007                                                           1,000,000         1,045,000
  --6% 2016                                                               873,774           916,371
  --6.25% 2027                                                             97,517            97,813
  --6.5% 2008                                                             542,296           569,411
  --6.5% 2017                                                           5,016,849         5,336,673
  --7% 2027                                                             2,555,193         2,583,275

                                                                      PRINCIPAL
BONDS & DEBENTURES--CONTINUED                                          AMOUNT            VALUE
---------------------------------------------------------------     -------------   ---------------
  --7% 2030                                                             2,832,986         2,991,456
  --7% 2031                                                             1,619,531         1,722,841
  --7.5% 2016                                                             443,972           475,050
  --7.5% 2016                                                             368,354           394,139
  --7.5% 2028                                                           4,473,166         4,786,288
  --7.5% 2029                                                           1,555,266         1,671,211
  --7.5% 2029                                                           1,398,159         1,502,147
  --8% 2016                                                               649,780           700,950
  --8% 2032                                                             4,372,816         4,625,106
  --8.5% 2028                                                             128,891           135,336
  --8.5% 2028                                                             475,561           478,069
Federal National Mortgage Association (IO)
  --5.5% 2032                                                           9,840,210         1,322,278
  --5.5% 2033                                                          31,860,748         6,969,539
  --6% 2029                                                            24,429,240         3,534,606
  --6% 2033                                                            34,047,315         6,373,232
  --6% 2028                                                            22,086,500         1,127,273
  --6.5% 2009                                                           1,293,331           103,227
  --7% 2004                                                               124,214             3,359
Federal National Mortgage Association (Z) --7% 2019                     9,704,299         9,763,592
Government National Mortgage Association
  --6.25% 2026                                                             21,516            21,516
  --7% 2028                                                             3,040,682         3,253,195
  --7.5% 2023                                                              87,134            93,737
  --8% 2030                                                             1,341,302         1,448,606
  --8% 2030                                                             1,381,919         1,492,473
  --8% 2031                                                             1,186,336         1,281,243
Government National Mortgage Association (Z) --7.5% 2029               12,468,554        13,281,254
Government National Mortgage Association II
  --7% 2024                                                             1,357,893         1,442,150
  --7% 2028                                                             1,915,061         2,033,297
  --7% 2028                                                               509,561           538,861
  --7.5% 2025                                                             306,959           327,679
  --7.5% 2025                                                             748,815           799,360
  --7.5% 2027                                                             285,720           305,006
  --7.5% 2030                                                             674,221           717,624
  --8% 2027                                                               800,719           862,102
  --8.5% 2028                                                           3,454,671         3,592,858

                                                                      PRINCIPAL
BONDS & DEBENTURES- CONTINUED                                          AMOUNT            VALUE
---------------------------------------------------------------     -------------   ---------------
Government National Mortgage Association (MH)
  --8.25% 2006-7                                                           90,861            95,332
  --8.75% 2006                                                            220,051           237,105
  --8.75% 2011                                                            405,743           431,724
  --9% 2010                                                               212,783           228,167
  --9% 2011                                                               609,566           653,638
  --9.25% 2010-11                                                         401,567           431,399
  --9.75% 2005-6                                                          496,959           524,694
  --9.75% 2012-13                                                         344,815           364,059
Government National Mortgage Association (PL) --10.25% 2017               808,336           818,440
                                                                                    ---------------
                                                                                    $   252,940,672
                                                                                    ---------------
U.S. GOVERNMENT -- 21.3%
U.S. Treasury Inflation-Indexed Notes --3.375% 2007                 $ 218,207,840   $   239,960,434
                                                                                    ---------------
TOTAL U.S. GOVERNMENT & AGENCIES -- 43.8%                                           $   492,901,106
                                                                                    ---------------

MORTGAGE BONDS
ASSET BACKED -- 0.6%
Green Tree Financial Corporation
  --7.3% 2027                                                       $   9,966,753   $     1,694,348
  --7.75% 2029                                                            991,654           168,581
  --7.77% 2029                                                          5,500,000         2,475,000
  --8% 2028                                                             2,769,534         1,384,767
  --8.44% 2030                                                          4,502,755           765,469
                                                                                    ---------------
                                                                                    $     6,488,165
                                                                                    ---------------
MORTGAGE-BACKED -- 2.4%
Alliant Master Trust 2000-1A (floating rate) --2006+                $   1,650,000   $     1,633,500
Banc of America Alternative Loan Trust 2003-6 --8% 2033                 5,069,571         5,454,541
First Financial Mortgage Trust --5.8% 2008                                190,609           194,696
Residential Funding Mortgage 2001-S4 A1 --7.25% 2031                      590,222           592,176
Residential Funding Mortgage 1999-A1 A5 --6.75% 2029                      265,306           265,760
Wachovia Asset Securitization, Inc. 2002-1 2A1 --6.25% 2033            11,308,286        11,555,655
Washington Mutual Mortgage 1999-WM3 2M1 --7.5% 2029                     7,069,053         7,307,633
                                                                                    ---------------
                                                                                    $    27,003,961
                                                                                    ---------------
TOTAL MORTGAGE BONDS -- 3.0%                                                        $    33,492,126
                                                                                    ---------------

FOREIGN SECURITY -- 1.5%
France O.A.T. Euro CPI --3% 2012                                    $  13,678,638   $    17,311,355
                                                                                    ---------------

                                                                      SHARES OR
                                                                      PRINCIPAL
BONDS & DEBENTURES--CONTINUED                                          AMOUNT            VALUE
---------------------------------------------------------------     -------------   ---------------
CORPORATE BONDS & DEBENTURES -- 12.1%
Avnet Inc.
 --7.875% 2005                                                      $   8,350,000   $     8,558,750
 --8% 2006                                                              2,000,000         2,097,500
BE Aerospace, Inc. --8% 2008                                           10,530,000         9,108,450
Blount, Inc. --7% 2005                                                  3,810,000         3,695,700
Collins & Aikman Products --10.75% 2011                                14,595,000        12,478,725
International Wire Group, Inc. --11.75% 2005                           14,485,000         8,184,025
International Wire Group, Inc., Series B --11.75% 2005                    900,000           508,500
Metaldyne Corporation --11% 2012                                       17,330,000        15,943,600
Motors & Gears Inc. --10.75% 2006                                      11,839,000         9,234,420
Northland Cable Company --10.25% 2007                                   9,865,000         9,569,050
Oregon Steel Mills Inc. --10% 2009                                      9,040,000         7,412,800
Pacific Gas & Electric Co. --10% 2005+                                  3,542,000         3,639,405
Park-Ohio Industries Inc. --9.25% 2007                                  1,060,000           985,800
Qwest Capital Funding, Inc.
 --5.875% 2004                                                         21,750,000        21,532,500
 --6.25% 2005                                                          15,400,000        15,092,000
Stoneridge, Inc. --11.5% 2012                                           6,290,000         7,013,350
Wiser Oil Co. --9.5% 2007                                               1,350,000         1,282,500
                                                                                    ---------------
                                                                                    $   136,337,075
                                                                                    ---------------
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES -- 60.4%                                   $   680,041,662
                                                                                    ---------------
CONVERTIBLE BONDS & DEBENTURES -- 3.8%
CKE Restaurants, Inc. --4.25% 2004                                  $  19,000,000   $    19,095,000
i2 Technologies, Inc. --5.25% 2006                                     18,900,000        15,120,000
Standard Motor Products, Inc. --6.75% 2009                              8,960,000         7,974,400
                                                                                    ---------------
                                                                                    $    42,189,400
                                                                                    ---------------
COMMON AND PREFERRED STOCKS -- 4.0%
Conseco Inc.*                                                           2,081,639   $    37,594,400
Crown American Realty Trust (PFD)                                          93,800         5,379,430
Fleetwood Enterprises Capital Trust, cvt (PFD)                             45,400         2,406,200
                                                                                    ---------------
                                                                                    $    45,380,030
                                                                                    ---------------
TOTAL INVESTMENT SECURITIES -- 68.2% (Cost $739,517,793)                            $   767,611,092
                                                                                    ---------------

                                                                      SHARES OR
                                                                      PRINCIPAL
                                                                       AMOUNT            VALUE
                                                                    -------------   ---------------
SHORT-TERM INVESTMENTS -- 31.7% (Cost $356,488,071)
General Electric Capital Corporation --1.03% 10/01/03               $  10,831,000   $    10,831,000
General Electric Capital Corporation --1.03% 10/03/03                  26,495,000        26,493,484
Toyota Motor Credit Corporation --1.04% 10/03/03                        3,213,000         3,212,814
American General Finance Corporation --1.03% 10/06/03                  34,966,000        34,960,998
Federal Home Loan Mortgage Corporation --1.01% 10/07/03                15,000,000        14,997,475
AIG Funding, Inc. --1.025% 10/08/03                                     3,304,000         3,303,341
International Lease Finance Corp. --1.02% 10/09/03                     50,000,000        49,988,667
Toyota Motor Credit Corporation --1.02% 10/10/03                       25,000,000        24,993,625
General Electric Company --1.04% 10/14/03                              28,215,000        28,204,404
ChevronTexaco Funding Corporation --1% 10/14/03                        30,000,000        29,989,167
Federal Home Loan Bank --1% 10/15/03                                   34,840,000        34,826,451
General Electric Company --1.03% 10/16/03                               4,740,000         4,737,966
Federal Home Loan Mortgage Corporation --1.01% 10/30/03                40,000,000        39,967,455
Federal National Mortgage Association --1.02% 11/03/03                 50,028,000        49,981,224
                                                                                    ---------------
                                                                                    $   356,488,071
                                                                                    ---------------
TOTAL INVESTMENTS -- 99.9% (Cost $1,096,005,864)                                    $ 1,124,099,163
Other assets and liabilities, net -- 0.1%                                                 1,398,931
                                                                                    ---------------
TOTAL NET ASSETS -- 100%                                                            $ 1,125,498,094
                                                                                    ===============


*  Non-income producing security

+ Restricted securities purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. Pacific Gas & Electric Co. was purchased on December 13, 2002 at $98.17 and the Alliant Master Trust was purchased on July 17, 2003 at $98.98. These restricted securities constituted 0.47% of total net assets at September 30, 2003.

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2003

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $739,517,793)                                     $   767,611,092
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)                                        356,488,071   $ 1,124,099,163
                                                                         ---------------
  Cash                                                                                                  61
  Receivable for:
    Interest                                                             $     9,202,723
    Capital Stock sold                                                         6,101,158
    Investment securities sold                                                 7,093,421        22,397,302
                                                                         ---------------   ---------------
                                                                                           $ 1,146,496,526

LIABILITIES
  Payable for:
    Investment securities purchased                                      $    19,343,460
    Capital Stock repurchased                                                    991,827
    Advisory fees                                                                456,410
    Accrued expenses and other liabilities                                       206,735        20,998,432
                                                                         ---------------   ---------------

NET ASSETS-equivalent to $11.27 per share on 99,882,187
  shares of Capital Stock outstanding                                                      $ 1,125,498,094
                                                                                           ===============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    200,000,000 shares; outstanding 99,882,187 shares                                      $       998,822
  Additional Paid-in Capital                                                                 1,099,275,251
  Accumulated net realized loss on investments                                                 (14,788,935)
  Undistributed net investment income                                                           11,919,657
  Unrealized appreciation of investments                                                        28,093,299
                                                                                           ---------------
  Net assets at September 30, 2003                                                         $ 1,125,498,094
                                                                                           ===============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                                              $         11.27
                                                                                           ===============
  Maximum offering price per share
   (100/96.5 of per share net asset value)                                                 $         11.68
                                                                                           ===============

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 2003

INVESTMENT INCOME
    Interest                                                                               $    56,511,133
    Dividends                                                                                    1,180,900
                                                                                           ---------------
                                                                                           $    57,692,033

EXPENSES
    Advisory fees                                                        $     5,442,463
    Transfer agent fees and expenses                                             655,096
    Custodian fees and expenses                                                   96,212
    Registration fees                                                             95,858
    Insurance                                                                     85,339
    Reports to shareholders                                                       75,932
    Postage                                                                       56,569
    Directors' fees and expenses                                                  40,219
    Audit fees                                                                    34,075
    Legal fees                                                                     1,427
    Other expenses                                                                 9,340         6,592,530
                                                                         ---------------   ---------------
            Net investment income                                                          $    51,099,503
                                                                                           ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)         $   569,217,521
    Cost of investment securities sold                                       582,319,257
                                                                         ---------------
        Net realized loss on investments                                                   $   (13,101,736)

Unrealized appreciation (depreciation) of investments:
    Unrealized depreciation at beginning of year                         $   (17,050,555)
    Unrealized appreciation at end of year                                    28,093,299
                                                                         ---------------
        Increase in unrealized appreciation of investments                                      45,143,854
                                                                                           ---------------

            Net realized and unrealized gain on investments                                $    32,042,118
                                                                                           ---------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                          $    83,141,621
                                                                                           ===============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE YEAR ENDED SEPTEMBER 30,
                                        --------------------------------------------------------------------------------
                                                        2003                                      2002
                                        --------------------------------------    --------------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                 $      51,099,503                         $      44,364,369
  Net realized loss on investments            (13,101,736)                                 (940,444)
  Increase (decrease) in unrealized
    appreciation of investments                45,143,854                               (23,145,052)
                                        -----------------                         -----------------
Increase in net assets resulting
  from operations                                            $      83,141,621                         $      20,278,873
Distributions to shareholders from:
  Net investment income                 $     (55,324,015)                        $     (38,445,680)
  Net realized capital gains                           --          (55,324,015)          (4,363,434)         (42,809,114)
                                        -----------------                         -----------------
Capital Stock transactions:
  Proceeds from Capital Stock sold      $     425,894,150                         $     790,756,954
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions             41,822,619                                37,049,214
  Cost of Capital Stock repurchased          (480,941,232)         (13,224,463)        (391,755,446)         436,050,722
                                        -----------------    -----------------    -----------------    -----------------
Total increase in net assets                                 $      14,593,143                         $     413,520,481

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $16,144,169 and $10,225,480                                 1,110,904,951                               697,384,470
                                                             -----------------                         -----------------
End of year, including
  undistributed net investment income
  of $11,919,657 and $16,144,169                             $   1,125,498,094                         $   1,110,904,951
                                                             =================                         =================
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold                                        38,617,791                                70,672,838
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions                                                  3,841,400                                 3,344,440
Shares of Capital Stock repurchased                                (43,771,373)                              (35,228,731)
                                                             -----------------                         -----------------
Increase (decrease) in Capital Stock
  outstanding                                                       (1,312,182)                               38,788,547
                                                             =================                         =================

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                FOR THE YEAR ENDED SEPTEMBER 30,
                                           ---------------------------------------------------------------------------
                                               2003            2002            2001            2000            1999
                                           -----------     -----------     -----------     -----------     -----------
Per share operating performance:
Net asset value at beginning of year       $     10.98     $     11.17     $     10.61     $     10.77     $     11.13
                                           -----------     -----------     -----------     -----------     -----------
Income from investment operations:
  Net investment income                    $      0.52     $      0.54     $      0.80     $      0.77     $      0.71
  Net realized and unrealized gain (loss)
    on investment securities                      0.33           (0.12)           0.57           (0.11)          (0.30)
                                           -----------     -----------     -----------     -----------     -----------
Total from investment operations           $      0.85     $      0.42     $      1.37     $      0.66     $      0.41
                                           -----------     -----------     -----------     -----------     -----------
Less distributions:
  Dividends from net investment income     $     (0.56)    $     (0.54)    $     (0.73)    $     (0.73)    $     (0.71)
  Distributions from net realized
    capital gains                                   --           (0.07)          (0.08)          (0.09)          (0.06)
                                           -----------     -----------     -----------     -----------     -----------
Total distributions                        $     (0.56)    $     (0.61)    $     (0.81)    $     (0.82)    $     (0.77)
                                           -----------     -----------     -----------     -----------     -----------
Net asset value at end of year             $     11.27     $     10.98     $     11.17     $     10.61     $     10.77
                                           ===========     ===========     ===========     ===========     ===========
Total investment return*                          8.02%           3.83%          13.57%           6.56%           3.87%
Ratios/supplemental data:
Net assets at end of year (in $000's)        1,125,498       1,110,905         697,384         501,083         531,133
Ratio of expenses to average net assets           0.61%           0.58%           0.59%           0.61%           0.60%
Ratio of net investment income to
  average net assets                              4.69%           5.06%           6.49%           7.31%           6.43%
Portfolio turnover rate                             52%             28%             22%             21%             24%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

   FEDERAL TAX STATUS OF FISCAL YEAR DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

                                                                                  LONG-TERM
                                 PER SHARE           ORDINARY INCOME             CAPITAL GAIN
        PAYABLE DATE               AMOUNT      QUALIFYING     NON-QUALIFYING     DISTRIBUTION
-----------------------------    ---------     ----------     --------------     ------------
October 7, 2002                   $  0.14         1.3%             98.7%              --
December 27, 2002                 $  0.16         1.3%             98.7%              --
April 7, 2003                     $  0.12         1.3%             98.7%              --
July 9, 2003                      $  0.14         1.3%             98.7%              --

Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A form 1099 will be mailed to each shareholder in January 2004 setting forth specific amounts to be included in their 2003 tax returns.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2003

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation
   Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B. Federal Income Tax
   No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C. Securities Transactions and Related Investment Income
   Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D. Use of Estimates
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

   Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $410,980,071 for the year ended September 30, 2003. Realized gains or losses are based on the specific-certificate identification method. There were no material differences between the amounts reported in the financial statements at September 30, 2003 for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all securities at September 30, 2003 for federal income tax purposes was $70,747,177 and $42,653,878, respectively. For federal income tax purposes, the Fund currently has accumulated net realized losses in the amount of $14,788,935 which can be carried forward to offset future gains. The ability to carry these losses forward expires as follows:
$1,455,619 in 2010 and $13,333,316 in 2011.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

   Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

   For the year ended September 30, 2003, the Fund paid aggregate fees of $40,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

   For the year ended September 30, 2003, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $152,498 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

   On September 30, 2003, the Board of Directors declared a dividend from net investment income of $0.10 per share payable October 7, 2003 to shareholders of record on September 30, 2003. For financial statement purposes, this dividend and distribution was recorded on the ex-dividend date, October 1, 2003.

   The tax character of distributions paid during the fiscal years ended September 30, 2003 and 2002 was as follows:

                                  2003           2002
                                  ----           ----
Distributions paid from:
Ordinary income               $ 55,324,015   $ 41,874,092
Long-term capital gain                  --        935,022
                              ------------   ------------
                              $ 55,324,015   $ 42,809,114

                           INDEPENDENT AUDITORS REPORT


TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA NEW INCOME, INC.

   We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc., (the "Fund") including the portfolio of investments, as of September 30, 2003, the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of FPA New Income, Inc., for the year ended September 30, 2002 and financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated November 11, 2002, expressed an unqualified opinion on those statements.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the 2003 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA New Income, Inc. as of September 30, 2003, and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Los Angeles, California
November 10, 2003

                        DIRECTOR AND OFFICER INFORMATION
                                   (Unaudited)

                                            POSITION(S)                                     PORTFOLIOS IN
                                            WITH FUND/            PRINCIPAL OCCUPATION(S)    FUND COMPLEX
       NAME, AGE & ADDRESS                 YEARS SERVED           DURING THE PAST 5 YEARS      OVERSEEN       OTHER DIRECTORSHIPS
----------------------------------  ---------------------------  -------------------------  -------------  ------------------------
Willard H. Altman, Jr. - (68)       Director+                    Retired. Formerly, until        6
11400 W. Olympic Blvd., #1200       Years Served:  5             1995, Partner of Ernst &
Los Angeles, CA  90064                                           Young LLP, a public
                                                                 accounting firm.

Alfred E. Osborne, Jr. - (58)       Director+                    Senior Associate Dean at        3         Investment Company
11400 W. Olympic Blvd., #1200       Years Served:  4             The John E. Anderson                      Institute, K2 Inc.,
Los Angeles, CA  90064                                           Graduate School of                        Nordstrom, Inc., E*
                                                                 Management at UCLA.                       Capital Corporation,
                                                                                                           Equity Marketing Inc.,
                                                                                                           and WM Group of Funds.

A. Robert Pisano - (60)             Director+                    National Executive              3         Coppola Group, State
11400 W. Olympic Blvd., #1200       Years Served:  1             Director and Chief                        Net, NetFlix.com,
Los Angeles, CA  90064                                           Executive Officer of the                  Resources Connection,
                                                                 Screen Actors Guild.                      and The Motion Picture
                                                                 Formerly, until 1999,                     and Television
                                                                 Vice Chairman and Director
                                                                 of Metro-Goldwyn-Mayer,
                                                                 Inc.

Lawrence J. Sheehan - (71)          Director+                    Of counsel to, and              5
11400 W. Olympic Blvd., #1200       Years Served: 12             partner (1969 to 1994)
Los Angeles, CA  90064                                           of, the law firm of
                                                                 O'Melveny & Myers LLP,
                                                                 legal counsel to the
                                                                 Fund.

Robert L. Rodriguez - (54)          Director,+                   Principal and Chief             2         First Pacific Advisors,
11400 W. Olympic Blvd., #1200       President &                  Executive Officer of the                  Inc. and FPA Fund
Los Angeles, CA  90064              Chief Investment             Adviser.                                  Distributors, Inc.
                                    Officer
                                    Years Served:  3

Eric S. Ende - (59)                 Vice President               Senior Vice President of        3
11400 W. Olympic Blvd., #1200       Years Served: 18             the Adviser.
Los Angeles, CA  90064

J. Richard Atwood - (43)            Treasurer                    Principal and Chief                       First Pacific Advisors,
11400 W. Olympic Blvd., #1200       Years Served:  6             Operating Officer of the                  Inc. and FPA Fund
Los Angeles, CA  90064                                           Adviser. President and                    Distributors, Inc.
                                                                 Chief Executive Officer
                                                                 of FPA Fund Distributors,
                                                                 Inc.

Sherry Sasaki - (48)                Secretary                    Assistant Vice President
11400 W. Olympic Blvd., #1200       Years Served: 19             and Secretary of the
Los Angeles, CA  90064                                           Adviser and Secretary of
                                                                 FPA Fund Distributors,
                                                                 Inc.

Christopher H. Thomas - (46)        Assistant                    Vice President and                        FPA Fund Distributors,
11400 W. Olympic Blvd., #1200       Treasurer                    Controller of the Adviser                 Inc.
Los Angeles, CA  90064              Years Served:  8             and of FPA Fund
                                                                 Distributors, Inc.

+  Directors serve until their resignation, removal or retirement.

                              FPA NEW INCOME, INC.


INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 483-5000


TICKER: FPNIX
CUSIP:  302544101


This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Item 2. (a) The registrant has adopted a code of ethics that applies to the registrant's senior executive and financial officers. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The registrant's board of directors has determined that independent director, Willard H. Altman, Jr., qualifies as the audit committee financial expert.

Item 4. Principal Accountant Fees and Services. N/A. Item is only applicable for annual reports for the year ending on or after December 15, 2003.

Item 5. Audit Committee of Listed Registrants. N/A. Item is only applicable for annual reports for the year ending on or after January 15, 2004.

Item 6.   Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A.

Item 8.   Reserved.

Item 9.   Controls and Procedures.

(a) The principal executive officer and principal financial officer of FPA New Income, Inc. ("Fund") have concluded that the Fund's Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Fund's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.  Exhibits.

(a) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex. 99.CODE ETH.

(b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2 under the Investment Company Act of 1940. Attached hereto.

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                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA NEW INCOME, INC.


By: /s/ ROBERT L. RODRIGUEZ
   ---------------------------------
    Robert L. Rodriguez, President

Date:  December 5, 2003


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA NEW INCOME, INC.


By: /s/ J. RICHARD ATWOOD
   ---------------------------------
    J. Richard Atwood, Treasurer

Date:  December 5, 2003